EXHIBIT 23.1



                    CONSENT OF PUBLIC INDEPENDENT ACCOUNTANTS




To Exogen, Inc.:


         As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this Registration Statement on Form S-3.



                                                         /s/ Arthur Andersen LLP
                                                             -------------------
                                                             ARTHUR ANDERSEN LLP



New York, New York
January 2, 1998